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                                                                    Exhibit 10.2

                          SHAREHOLDER SUPPORT AGREEMENT

      THIS SHAREHOLDER SUPPORT AGREEMENT (this "Agreement") is made and entered into as of February 8, 2005, by and among WebSideStory, Inc., a Delaware corporation ("Parent"), and each of the undersigned shareholders (each a "Shareholder") of Avivo Corporation, a California corporation (the "Company").

                                    Recitals

      A. Concurrently with the execution and delivery hereof, Parent, WSSI Acquisition Company, a California corporation and a direct, wholly owned subsidiary of Parent ("Merger Sub"), and the Company are entering into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time pursuant to the terms thereof, the "Merger Agreement"), which provides for the two-step merger (the "Merger") of Merger Sub with and into the Company, and the Company with and into a wholly-owned subsidiary of Parent, in accordance with the terms of the Merger Agreement.

      B. Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of, and has the right to direct the voting of, the number of shares of Company Common Stock and Company Preferred Shares indicated on the signature page of this Agreement.

      C. In consideration of the execution and delivery of the Merger Agreement by Parent and Merger Sub, Shareholder desires to agree to vote the Shares (as defined herein) over which Shareholder has voting power so as to facilitate the consummation of the Merger.

      NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

      1. Certain Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

                  "Shares" means (i) all shares of Company Common Stock owned, beneficially or of record, by Shareholder as of the date hereof, (ii) all additional shares of Company Common Stock acquired by Shareholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date (as such term is defined in Section 10 below), including, without limitation, shares of Company Common Stock acquired by Shareholder upon the exercise of Company Options or conversion of Company Preferred Stock, (iii) all shares of Company Preferred Stock owned, beneficially or of record, by Shareholder as of the date hereof, and (iv) all additional shares of Company Preferred Stock acquired by Shareholder, beneficially or of record, during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date.

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                  "Transfer" means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or sufferage of an option, lien or encumbrance in or upon, or the placement in trust, or other disposition of such security or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

      2. Transfer and Voting Restrictions.

            (a) At all times during the period commencing with the execution and delivery of this Agreement and expiring on the Expiration Date, Shareholder shall not, except in accordance with the Merger Agreement, Transfer any of the Shares, or discuss, negotiate, make an offer or enter into an agreement, commitment or other arrangement with respect thereto; provided that Shareholder may Transfer any of the Shares (i) as bona fide gifts, (ii) to any family member, trust or other Person in a transaction that is principally for estate planning purposes (iii) to any beneficiary, executor, trust, legal guardian or legal representative upon the death or disability of Shareholder or (iv) to a partnership transferring to its partners or former partners in accordance with partnership interests, or (v) to a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (collectively, "Permitted Transfers"); provided that, prior to any such Permitted Transfer, the transferee shall have (x) executed a counterpart of this Agreement and (y) agreed in writing to hold such Shares (or interest in such Shares) subject to all of the terms and provisions of this Agreement.

            (b) From and after the date hereof until the Expiration Date, Shareholder will not enter into any voting agreement with any Person with respect to any of the Shares, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement with any Person limiting or affecting Shareholder's legal power, authority or right to vote the Shares in favor of the approval and adoption of the Merger Agreement (the "Merger Proposal").

            (c) Shareholder agrees that Parent may notify the Company of the restriction on Transfer set forth in this Section 2.

      3. Agreement to Vote Shares.

            (a) Prior to the Expiration Date, at every meeting of the shareholders of the Company called, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company, Shareholder (in Shareholder's capacity as such) shall appear at the meeting or otherwise cause the Shares to be present thereat for purposes of establishing a quorum and, to the extent not voted by the persons appointed as proxies pursuant to this Agreement, shall vote the Shares (i) in favor of the Merger Proposal, (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Merger Proposal, and (iii) against any of the following (to the extent unrelated to the

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Merger or the Merger Proposal): (A) any merger, consolidation or business combination involving the Company or any of its subsidiaries other than the Merger; (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of its subsidiaries; (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries; or (D) any other action that is intended, or would reasonably be expected to, impede, interfere with or materially delay, postpone, discourage or adversely affect the consummation of the Merger, including, but not limited to, any amendment of the Company Articles of Incorporation or Company Bylaws (each of (ii) and (iii), a "Competing Transaction").

            (b) If Shareholder is the beneficial owner, but not the record holder, of the Shares, Shareholder agrees to take all reasonable actions necessary to cause the record holder and any nominees to vote all of the Shares in the manner provided in Section 3(a).

      4. Grant of Irrevocable Proxy.

            (a) Shareholder hereby irrevocably (to the fullest extent permitted by law) grants to, and appoints, Parent and each of its executive officers and any of them, in their capacities as officers of Parent, Shareholder's proxy and attorney-in-fact (with full power of substitution and re-substitution), for and in the name, place and stead of Shareholder, to vote the Shares, to instruct nominees or record holders to vote the Shares, or grant a consent or approval in respect of such Shares in favor of the Merger Proposal and against any Competing Transaction.

            (b) Shareholder represents that any proxies heretofore given in respect of the Shares that would affect Shareholder's ability to vote its Shares in accordance with Section 3 that may still be in effect are not irrevocable, and that any such proxies are hereby revoked.

            (c) Shareholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the applicable provisions of the General Corporation Law of the State of California.

      5. No Solicitation. From and after the date hereof until the Expiration Date, Shareholder, in his or her capacity as a Shareholder, shall not directly or indirectly, solicit, initiate or encourage any offer from, or engage or participate in any discussions or negotiations with, or provide any confidential information about the Company to, any Person other than Parent concerning, or enter into any agreement providing for, or otherwise effect or consummate, any Competing Tranasaction. If, notwithstanding the foregoing, Shareholder shall receive any proposal for such a transaction, he or she shall promptly inform Parent.

      6. Action in Shareholder Capacity Only. Shareholder makes no agreement or understanding herein as director or officer of the Company or as a fiduciary of, or participant in, the Company Option Plan. Shareholder has entered into this Agreement solely in his or her capacity as a record holder and/or beneficial owner of Shares, and nothing herein shall limit or

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affect any actions taken in his or her capacity as an officer or director of the
Company or as a fiduciary of, or participant in, the Company Option Plan.

      7. Representations and Warranties of Shareholder.

            (a) Shareholder hereby represents and warrants to Parent as follows:
(i) Shareholder is the beneficial or record owner of the shares of Company Capital Stock indicated on the signature page of this Agreement, free and clear of any and all pledges, liens, security interests, claims, charges, restrictions, options or encumbrances (except as the same may arise under securities laws); (ii) Shareholder does not beneficially own any securities of the Company other than the shares of Company Capital Stock and Company Options set forth on the signature page of this Agreement; (iii) Shareholder has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4; and (iv) this Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder enforceable against it/him/her in accordance with the Agreement's terms, subject to laws of general application relating to injunctive relief or other equitable remedies and applicable bankruptcy, insolvency and other laws relating to or affecting the enforcement of creditors' rights generally.

            (b) Except for this Agreement or as otherwise permitted by this Agreement, Shareholder has full legal power, authority and right to vote or to direct the voting of all of the Shares then owned of record or beneficially by him or her, in favor of the Merger Proposal without the consent or approval of, or any other action on the part of, any other Person.

            (c) The execution and delivery of this Agreement and the performance by Shareholder of his or her agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Shareholder is a party or by which Shareholder (or any of his or her assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect Shareholder's ability to perform his or her obligations under this Agreement or render inaccurate any of the representations made by him or her herein.

      8. Waiver of Rights of Appraisal. Shareholder hereby waives any rights of appraisal with respect to the Merger, or rights to dissent from the Merger, that such Shareholder may have under the applicable provisions of the General Corporation Law of the State of California.

      9. Confidentiality. Shareholder recognizes that successful consummation of the transactions contemplated by the Merger Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof by Parent and the Company, Shareholder hereby agrees not to disclose or discuss such matters with anyone not a party to this Agreement (other than its counsel, affiliated parties, advisors, if any, and the executive officers of the Company) without the prior written consent of Parent and the Company (which consent shall not be unreasonably withheld, conditioned or delayed), except for disclosures Shareholder's counsel advises are necessary in order to fulfill any obligations of Shareholder imposed by Law, in which event Shareholder shall give notice of such disclosure to Parent and the Company as promptly as practicable so as to enable Parent and the Company to

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seek a protective order from a court of competent jurisdiction with respect thereto. The Company shall be a third party beneficiary of this Section 9.

      10. Termination. This Agreement shall terminate and be of no further force or effect whatsoever as of the earlier of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to the terms of Article IX thereof, (ii) the Effective Time or (iii) upon the determination by the California Department of Corporations that it shall not approve the terms and conditions of the Merger Agreement unless and until this Agreement is terminated (the "Expiration Date"). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

      11. Miscellaneous Provisions.

            (a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by Parent and the Shareholder.

            (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

            (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

            (d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any party hereto without prior written consent of the other party hereto except as expressly contemplated by Section 2(a) hereof and except that Parent, without obtaining the consent of Shareholder, shall be entitled to assign this Agreement to any party to which it is entitled to assign this Agreement to under Section
11.6 under the Merger Agreement but no assignment by Parent under this Section 11(d) shall relieve Parent of its obligations under this Agreement. Any assignment in violation of the foregoing shall be void and of no effect.

            (e) No Third Party Rights. Except as provided by Section 9 hereof, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            (f) Cooperation. Shareholder agrees to cooperate fully with Parent and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Parent to evidence or reflect the transactions contemplated by this Agreement and to carry out the intent and purpose of this Agreement. Shareholder hereby agrees that Parent may publish and disclose such Shareholder's

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identity and ownership of Shares and the nature of such Shareholder's commitments, arrangements and understandings under this Agreement as may be required by applicable Law in any filing made by Parent with the Securities and Exchange Commission relating to the Proposed Transaction.

            (g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

            (h) Specific Performance; Injunctive Relief. Shareholder acknowledges that Parent (and with respect to Section 9 hereof, the Company) shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of Shareholder set forth in this Agreement. Therefore, Shareholder hereby agrees that, in addition to any other remedies that may be available to Parent (and with respect to Section 9 hereof, the Company), as applicable upon any such violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity without posting any bond or other undertaking.

            (i) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if (a) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the parties at the following address, facsimile or e-mail address (or at such other address, facsimile or e-mail address for a party as shall be specified by like notice):
(i) if to Parent or Company, to the address, e-mail address or facsimile provided in the Merger Agreement, including to the persons designated therein to receive copies; and (ii) if to Shareholder, to Shareholder's address, e-mail address or facsimile shown below Shareholder's on the signature pages hereof.

            (j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

            (k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

                       [Signatures on the Following Pages]

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      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first above written.

                          WEBSIDESTORY, INC.:

                          __________________________________________
                          By:
                          Its:

                          SHAREHOLDER:

                          SOFINNOVA CAPITAL III,
                          a ______________________

                          By: ______________________________________
                          Name:
                          Title:

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:
                          SOFINNOVA VENTURE AFFILIATES IV, L.P.,
                          a ____________ limited partnership

                          By: ______________________________________
                          Name:
                          Title:

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:
                          SOFINNOVA VENTURE PARTNERS, L.P.,
                          a _______ limited partnership

                          By: ______________________________________
                          Name:
                          Title:

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:

                          NEW ENTERPRISE ASSOCIATES 10, L.P.,
                          a __________ limited partnership

                          By: ______________________________________
                          Name:
                          Title:

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:
                          NEA VENTURES 2000, L.P.,
                          a __________ limited partnership

                          By: ______________________________________
                          Name:
                          Title:

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:

                          __________________________________
                          CHARLES M. LINEHAN

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:

                          __________________________________
                          STEVEN R. KUSMER

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:

                          __________________________________
                          MICHAEL P. THOMPSON

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]

                          SHAREHOLDER:

                          __________________________________
                          KEVIN G. WALLACE

                          Address:

                          _________________________
                          _________________________
                          _________________________

                          Telephone:(___) ________-_______________
                          Facsimile:(___) ________-_______________
                          E-Mail Address:    ___________________

                          Shares Beneficially Owned:

                          ___________ shares of Company Common Stock

                          ___________ shares of Company Series A Preferred Stock

                          ___________ shares of Company Series B Preferred Stock

                          ___________ shares of Company Series C Preferred Stock

                          ___________ Company Options

          [Counterpart Signature Page to Shareholder Support Agreement]